Loss per Share	9 Months Ended
Sep. 30, 2018
Loss per Share [Abstract]
Loss per Share
12.	Loss per Share:

The calculation of net loss per common share is summarized below:

	September 30,
	2018	2017

Net loss	(17,872)	(3,119)

Weighted average common shares outstanding – basic	36,974,075	35,591,170
Net loss per common share – basic	$(0.48)	$(0.09)

As of September 30, 2018, 2017 and 2016, securities that could potentially dilute basic EPS in the future that were not included in the computation of diluted EPS, because to do so would have anti-dilutive effect, are any incremental shares of non-vested equity incentive plan shares (Note 13) and of unexercised warrants (Note 10), both calculated with the treasury stock method, as well as shares assumed to be converted with respect to the convertible promissory notes (Note 3) calculated with the if-converted method.